EDINBURGH
OUR REF        GECS/CAN.22.5/TMCA


DATE               February 2001

--------------------------------------------------------------------------------

Investment agreement

between

Inveresk Research Group Limited

Walter Nimmo and others


and


Candover Investments PLC and others


The rights attaching to the shares and loan stock to which this investment agreement relates are subject to the terms of an inter-creditor agreement to be entered into by, inter alia, the Company (as defined herein) and Bear Stearns Corporate Lending Inc. as agent and security trustee.

--------------------------------------------------------------------------------




[ABX LOGO]




3 GLENFINLAS STREET
EDINBURGH EH3 6AQ

DX EDINBURGH BOX NO 137   TEL 0131 226 5196
FAX 0131 226 3174

THIS AGREEMENT IS MADE ON

between

(1) INVERESK RESEARCH GROUP LIMITED (registered number 198206) having its registered office at Elphinstone Research Centre, Tranent, Edinburgh EH33 2NE (the "Company");

(2) THE PERSONS whose names and addresses are set out in Schedule 1 (together the "Existing Managers" and each an "Existing Manager"); and

(3) THE PERSONS whose names and addresses are set out in Schedule 2 (together the "Investors" and each an "Investor")

WHEREAS

(A) The Existing Managers and the Investors are the holders of the entire issued share capital of the Company, their current shareholdings being set out in Schedule 3.

(B) The Further Investors have agreed to invest in the Company for the purposes of and subject to the terms and conditions of this Agreement.

(C) The shareholdings in the Company following the investments contemplated by this Agreement are set out in Schedule 4.

IT IS HEREBY AGREED as follows:

1.      Interpretation

1.1 Unless the context otherwise requires, the following expressions used in this Agreement shall have the meanings set out below:


        "Accountants' Report" means the report prepared by Arthur Andersen relating to the Target Group and the documents annexed to such report all in the Agreed Terms;


        "Agreed Terms" means in the form, or substantially in the form, initialled for purposes of identification by or on behalf of the parties or, in the case of any document not so initialled, in the form executed by the parties thereto prior to or contemporaneously with Completion;


        "A Ordinary Shares" means cumulative convertible participating A ordinary shares of pound sterling 1 each in the capital of the Company having the rights, and being subject to the restrictions, set out in the Articles;


        "Articles" means the new articles of association of the Company in the Agreed Terms;


        "Bank" means Bear Stearns Corporate Lending Inc. as agent for and on behalf of the Finance Parties (as such term is defined in the Facility Agreement);


        "B Ordinary Shares" means convertible B ordinary shares of Pound Sterling1 each in the capital of the Company having the rights and being subject to the restrictions set out in the Articles;

        "Business Day" means a day (excluding Saturdays) on banks are generally open in London for the transaction of normal banking business;


        "CCRW" means Clifford Chance Rogers & Wells;


        "CCRW Due Diligence Report" means a report in Agreed Terms by CCRW addressed to, inter alia, the Company and the Investors' Agent concerning legal due diligence they have conducted in relation to the Target Group;


        "Closing" means satisfaction of the Minimum Condition (as such term is defined in the Merger Agreement) under the Tender Offer as provided for in the Merger Agreement;


        "Completion" means the occurrence of the events set out in Clause 3.1;


        "Completion Date" means the date on which Closing occurs or such later date as may be agreed in writing by the parties hereto;


        "Environmental Report" means the report in the Agreed Terms prepared by Marsh UK Limited in relation to certain environmental matters affecting the Target Group addressed to, inter alia, the Company and the Investors' Agent;


        "Facility Agreement" means the facility agreement of even date with this Agreement between, inter alia, the Bank and the Company in the Agreed Terms;


        "Further Investors" means the Investors other than RBS Mezzanine
        Limited;


        "Insurance Report" means the report in the Agreed Terms prepared by Marsh UK Limited addressed to, inter alia, the Company and the Investors' Agent;


        "Investors' Agent" means Candover Partners Limited, 20 Old Bailey, London EC4M 7LN in its capacity as agent for the Further Investors;


        "Loan Stock Instrument" means the loan stock instrument dated 4 September 1999 as amended by the New Loan Stock Instrument;


        "Market Report" means the report in the Agreed Terms prepared by Technomark Consulting Services in relation to the business of the Target Group;


        "Merger Agreement" means the agreement and plan of merger in the Agreed Terms made between the Company, Indigo Acquisition Corp. and the Target in the Agreed Terms in terms of which Indigo Acquisition Corp. shall launch a tender offer for all of the outstanding stock of the Target and if such tender offer is successful, in terms of which the merger of Indigo Acquisition Corp. and the Target shall be effected;


        "Merger Documents" means the Merger Agreement, the Stockholders Agreement and all other documents executed in connection with either of those documents;

        "New Loan Stock" means the pound sterling 44,734,481 loan stock of the Company constituted or to be constituted by the Loan Stock Instrument;


        "New Loan Stock Instrument" means the supplemental loan stock instrument supplementing and varying the loan stock instrument dated 4 September 1999 in the Agreed Terms;


        "Ordinary Shares" means ordinary shares of pound sterling 1 each in the capital of the Company having the rights, and being subject to the restrictions, set out in the Articles;


        "Pensions Report" means the report in the Agreed Terms prepared by William M Mercer Inc and William M Mercer Limited addressed to, inter alia, the Company and the Investors' Agent;


        "Reports" means the Accountants' Report, the CCRW Due Diligence Report, the Environmental Report, the Insurance Report, the Market Report and the Pensions Report and "Report" means any of them;


        "Stockholders Agreement" means the stockholders agreement (as such term is defined in the Merger Agreement) in the Agreed Terms;


        "Subscription Shares" means the shares in the capital of the Company to be subscribed for by the Further Investors as provided by this Agreement;


        "Target Group" means the Target and its subsidiaries;


        "Target" means Clintrials Research Inc., a Delaware corporation;


        "Target Stock" means the Company Common Stock (as such term is defined in the Merger Agreement); and


        "Tender Offer" means the Offer (as such term is defined in the Merger Agreement).

1.2 Unless the context otherwise requires, where words and expressions used in this Agreement are defined in the Companies Act 1985 (the "Act") such words and expressions shall have the meanings attached to them respectively by the Act.

1.3 References in this Agreement to any statute or statutory provision shall be deemed to include references to any statute or statutory provision which amends, extends, consolidates or replaces the same (other than any such statute or statutory provision with retrospective effect to the extent that it is retrospective) and except to the extent that any amendments or modification enacted after the date of this Agreement would extend or increase the liability of any party to any other party under this Agreement and, save as aforesaid, to any order, regulation, instrument or other subordinate legislation made thereunder.

1.4 Reference to "Recitals", "Clauses" and "Schedules" and to sub-divisions thereof are to recitals and clauses of and the schedules to this Agreement and sub-divisions thereof. The Schedules shall form part of this Agreement.

1.5 The headings in this Agreement are for convenience only and shall not affect its construction or interpretation.

1.6     Unless the context otherwise requires:

1.6.1   words denoting the singular shall include the plural and vice versa;

1.6.2   words denoting a gender shall include all genders; and

1.6.3 references to persons shall include natural persons, bodies corporate, unincorporated associations, partnerships, joint ventures, trusts or other entities or organisations of any kind, including (without limitation) government entities (or political subdivisions or agencies or instrumentalities thereof).

2.      Conditions precedent

2.1 Completion is conditional upon the satisfaction or fulfilment (or waiver in writing or deemed waiver by the Investors' Agent) of the conditions set out in Schedule 5 on or prior to the Completion Date and the same continuing to be fulfilled or satisfied at Completion.

2.2 The Company shall use its reasonable endeavours to procure that the conditions precedent set out in Schedule 5 are satisfied on or before the Completion Date. The Company shall give notice promptly to the Further Investors upon all such conditions precedent having become satisfied or waived.

2.3 If the conditions set out in Schedule 5 are not satisfied on or before the Completion Date, the Investors' Agent shall be entitled forthwith by notice in writing to the Company to terminate this Agreement, whereupon none of the parties hereto shall be under any liability whatsoever to any other and the Further Investors shall not be bound to subscribe for any share of the Company pursuant to this Agreement or otherwise.

2.4 The Investors' Agent may waive in writing (at its sole and absolute discretion and whether on further terms and/or conditions or not as it thinks fit) any or all of the conditions set out in Schedule 5 if they have not been fully satisfied in accordance with Clause 2.1 and, unless otherwise agreed, will be deemed to have so waived all of such conditions upon the Further Investors making payment of the subscription monies due on the Subscription Shares.

3.      Completion and subsequent matters

3.1 Completion shall take place at 3 Glenfinlas Street, Edinburgh or such other place as the parties shall agree on the Completion Date when the Further Investors shall each subscribe (or provide that their respective nominees subscribe) in cash for the number of A Ordinary Shares and nominal amount of New Loan Stock and for the consideration set out opposite their respective names in Schedule 2, each such subscription to be by way of telegraphic transfer to such account or in such manner as the Further Investors shall have been notified in writing by or on behalf of the Company prior to the Completion Date; and, subject to the Further Investors complying with these provisions, the Company shall allot and issue the A Ordinary Shares and New Loan Stock to the Further Investors (or their respective nominees) and shall enter the names of the allottees in the register of members (or Loan

        Stock holders as appropriate) of the Company and shall issue and deliver to the Further Investors share and Loan Stock certificates duly executed by the Company for the shares and New Loan Stock subscribed by them (or their respective nominees).

3.2 The proceeds of the subscription shall be used by the Company for the purpose of paying part of the consideration due under the Tender Offer and/or Merger Agreement and paying the costs and expenses in connection with the acquisition of the Target Stock.

3.3 As soon as practicable following Completion the Company shall procure that each of the Facility Agreement and the Merger Agreement is completed to the extent not already completed.

3.4 The Investors hereby consent to the grant as soon as practicable following Completion of the following exit based options over Ordinary Shares:-

3.4.1   to Walter Nimmo an option over 1,606 Ordinary Shares;

3.4.2   to Alastair McEwan an option over 2,460 Ordinary Shares;

3.4.3   to Nick Thornton an option over 5,460 Ordinary Shares; and

3.4.4   to Brian Bathgate an option over 1,282 Ordinary Shares;


        provided that each option shall be in a form approved by the Investors' Agent, acting reasonably.

3.5 Each of the parties hereby consents to the transactions contemplated by this Agreement (including, without limitation, the allotment and issue to the Further Investors of the Subscription Shares). Each of the parties shall execute all such other documents and do all such other acts and things, or procure the execution of such other documents or the performance of all such other acts and things, as shall be reasonably required in order to perfect the transactions intended to be effected under or pursuant to this Agreement.

4.      Undertakings


        The Company undertakes to the Investors that both before and after
        Completion:

4.1 there will be no amendment, modification or variation of the terms or conditions of the Merger Documents nor any waiver or consent granted thereunder without the prior written consent of the Investors' Agent;

4.2 the Merger Agreement shall not be terminated after the Tender Offer has closed; and

4.3 the Tender Offer will not be withdrawn after the Tender Offer has closed.

5.      Transfers of A Ordinary Shares


        Subject only to Completion taking place, RBS Mezzanine Limited agrees and undertakes that it will gift up to 10,375 A Ordinary Shares to one or more of the Further Investors as the Investors' Agent shall direct and further agrees and undertakes to execute and deliver to the Investors' Agent stock transfer forms to implement such transfers promptly on demand.

6.      Fees and expenses


        The Company shall pay the Investors' Agent an arrangement fee equal to pound sterling 420,000 (plus any VAT). Such fee shall be payable on the date of this Agreement. All legal and accountancy fees (plus any expenses and VAT) of the Further Investors in relation to this Agreement shall be for the account of the Company and shall be payable on the date of this Agreement or otherwise on demand.

7.      Notices

7.1 Any notices or other document to be served under this Agreement may be delivered or sent by facsimile to the party to be served at its address appearing in this Agreement or at such other address as it may have notified to the other parties in accordance with this Clause and shall (where the party to be served is not an individual) be marked for the attention of the individual specified in this Agreement or such other individual as the relevant party may have notified to the other parties in accordance with this Clause.

7.2     Any notice or document shall be deemed to have been served:

7.2.1   if delivered, at the time of delivery; or

7.2.2   if sent by facsimile, the time of despatch.

7.3 In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the facsimile message was properly addressed and despatched as the case may be.

8.      Counterparts


        This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

9.      Applicable law


        This Agreement shall be governed by and construed in accordance with English law and all the parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court in London as regards any claim, dispute or matter arising out of or relating to this Agreement or any of the documents to be executed pursuant to it.

AS WITNESS WHEREOF this Agreement has been executed on the date first above written.

                                   Schedule 1

                              The Existing Managers

                   Name                                        Address
                   ----                                        -------

(1)     Walter Nimmo                        38 Kinellan Road, Edinburgh EH12 6ES
(2)     Ian Sword                           13 Napier Road, Edinburgh EH10 5AZ
(3)     Stewart Leslie                      14 Clackmae Road, Edinburgh EH16 6NZ
(4)     Dr Brian Bathgate                   12 Meadowbank Avenue (3F3), Edinburgh EH8 7AP
(5)     Mr Alastair McEwan                  Annefield, Lanark Road West, Balerno EH14 7BW
(6)     Dr Norma Kellet                     38 Kinellan Road, Edinburgh EH12 6ES
(7)     Ms Doreen Davidson                  16 Craighall Terrace, Musselburgh EH21 7PL
(8)     Mr Brian Cameron                    8 Marly Green, North Berwick EH39 4QX
(9)     Dr Malcolm Macnaughton              The Larches, Netherlaw, North Berwick EH39 4RF
(10)    Dr Steve Freestone                  18 White Dales, Edinburgh EH10 7JQ
(11)    Mr Alan Johnston                    3 Granby Road, Edinburgh EH16 5NH
(12)    Dr Duncan Lawrence                  34 Muirfield Park, Gullane East Lothian EH32 2DY
(13)    Mr Rick Greenough                   8 Campbell Road, Longniddry East Lothian EH32 0NP

                                   Schedule 2

                                  The Investors

     (1)                                   (2)                    (3)                   (4)

Name & Address                        Number of New A      Nominal Value of New     Consideration
--------------                        ----------------     ---------------------    -------------
                                      Ordinary Shares           Loan Stock
                                      ---------------           ----------
                                                             pound sterling           pound sterling

Candover Investments PLC                  27,966                5,262,880              5,290,846
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited                3,107                   Nil                   3,107
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited             90,984               15,409,712              15,500,696
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited             28,340                4,799,747              4,828,087
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited             75,541               12,794,062              12,869,603
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited             25,419                4,305,036              4,330,455
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited             12,771                2,163,044              2,175,815
Partnership), 20 Old Bailey, London
EC4M 7LN acting by their general
Partner Candover Partners Limited

RBS Mezzanine Limited, 42 St                Nil                    Nil                    Nil
Andrew Square, Edinburgh EH2 2YE

John Urquhart, 975 Hamilton Avenue,        1,391                   Nil                   15,000
Palo Alto, CA94301, United States

Total                                     265,519              44,734,481              45,013,609
=====                                     =======              ==========              ==========

                                   Schedule 3

                          Pre-Completion Shareholdings



(1)                                             (2)                            (3)
---                                             ---                            ---

Name & Address                      Number and class of Shares     Nominal value of loan stock
--------------                      --------------------------     ---------------------------

Dr Walter Nimmo, 38 Kinellan Road,    31,797 Ordinary Shares                   Nil
Edinburgh EH12 6ES

Dr Norma Kellet, 38 Kinellan Road,     3,000 Ordinary Shares                   Nil
Edinburgh EH12 6ES

Mr Stewart Leslie, 14 Clackmae         8,672 Ordinary Shares                   Nil
Road, Edinburgh EH16 6NZ

Dr Brian Bathgate, 12 Meadowbank       3,000 Ordinary Shares                   Nil
Avenue (3F3), Edinburgh EH8 7AP

Ms Doreen Davidson, 16 Craighall       3,000 Ordinary Shares                   Nil
Terrace, Musselburgh EH21 7PL

Mr Alastair McEwan, Annefield,         3,000 Ordinary Shares                   Nil
Lanark Road West, Balerno EH14 7BW

Mr Brian Cameron, 8 Marly Green,       3,000 Ordinary Shares                   Nil
North Berwick EH39 4QX

Dr Malcolm Macnaughton, The            3,000 Ordinary Shares                   Nil
Larches, Netherlaw, North Berwick
EH39 4RF

Dr Steve Freestone, 18 White           3,000 Ordinary Shares                   Nil
Dales, Edinburgh EH10 7JQ

Mr Alan Johnston, 3 Granby Road,       3,000 Ordinary Shares                   Nil
Edinburgh EH16 5NH

Dr Duncan Lawrence, 34 Muirfield       3,000 Ordinary Shares                   Nil
Park, Gullane, East Lothian
EH32 2DY

Dr Ian Sword, 13 Napier Road,         14,453 Ordinary Shares                   Nil
Edinburgh EH10 5AZ

Mr Rick Greenough, 8 Campbell          3,000 Ordinary Shares                   Nil
Road, Longniddry, East Lothian
EH32 0NP

(1)                                              (2)                            (3)
---                                              ---                            ---

Name & Address                       Number and class of Shares     Nominal value of loan stock
--------------                       --------------------------     ---------------------------

Candover Investments PLC              46,895 A Ordinary Shares        pound sterling 3,065,201
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited           5,210 A Ordinary Shares                  Nil
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited         152,564 A Ordinary Shares       pound sterling 8,974,911
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited         47,521 A Ordinary Shares        pound sterling 2,795,464
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited         126,667 A Ordinary Shares       pound sterling 7,451,506
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited         42,622 A Ordinary Shares        pound sterling 2,507,335
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited         21,415 A Ordinary Shares        pound sterling 1,259,798
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

RBS Mezzanine Limited, 42 St          16,715 A Ordinary Shares         pound sterling 983,285
Andrew Square, Edinburgh EH2 2YE

John Urquhart, 975 Hamilton Avenue,   2,891 A Ordinary Shares                  Nil
Palo Alto, CA94301, United States

                                   Schedule 4

                          Post-Completion Shareholdings



(1)                                             (2)                            (3)
---                                             ---                            ---

Name & Address                      Number and class of Shares     Nominal value of loan stock
--------------                      --------------------------     ---------------------------

Dr Walter Nimmo, 38 Kinellan Road,    31,797 Ordinary Shares                   Nil
Edinburgh EH12 6ES

Dr Norma Kellet, 38 Kinellan Road,     3,000 Ordinary Shares                   Nil
Edinburgh EH12 6ES

Mr Stewart Leslie, 14 Clackmae         8,672 Ordinary Shares                   Nil
Road, Edinburgh EH16 6NZ

Dr Brian Bathgate, 12 Meadowbank       3,000 Ordinary Shares                   Nil
Avenue (3F3), Edinburgh EH8 7AP

Ms Doreen Davidson, 16 Craighall       3,000 Ordinary Shares                   Nil
Terrace, Musselburgh EH21 7PL

Mr Alastair McEwan, Annefield,         3,000 Ordinary Shares                   Nil
Lanark Road West, Balerno EH14 7BW

Mr Brian Cameron, 8 Marly Green,       3,000 Ordinary Shares                   Nil
North Berwick EH39 4QX

Dr Malcolm Macnaughton, The            3,000 Ordinary Shares                   Nil
Larches, Netherlaw, North Berwick
EH39 4RF

Dr Steve Freestone, 18 White           3,000 Ordinary Shares                   Nil
Dales, Edinburgh EH10 7JQ

Mr Alan Johnston, 3 Granby Road,       3,000 Ordinary Shares                   Nil
Edinburgh EH16 5NH

Dr Duncan Lawrence, 34 Muirfield       3,000 Ordinary Shares                   Nil
Park, Gullane, East Lothian
EH32 2DY

Dr Ian Sword, 13 Napier Road,         14,453 Ordinary Shares                   Nil
Edinburgh EH10 5AZ

Mr Rick Greenough, 8 Campbell          3,000 Ordinary Shares                   Nil
Road, Longniddry, East Lothian
EH32 0NP


(1)                                               (2)                            (3)
---                                               ---                            ---

Name & Address                        Number and class of Shares     Nominal value of loan stock
--------------                        --------------------------     ---------------------------

Candover Investments PLC               74,861 A Ordinary Shares               8,328,081
20 Old Bailey
London EC4M 7LN

Candover (Trustees) Limited            8,317 A Ordinary Shares                  Nil
20 Old Bailey
London EC4M 7LN

Candover 1997 UK No 1 Limited          243,548 A Ordinary Shares      pound sterling 24,384,623
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 UK No 2 Limited          75,861 A Ordinary Shares        pound sterling 7,595,211
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 1 Limited          202,208 A Ordinary Shares      pound sterling 20,245,568
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 2 Limited          68,041 A Ordinary Shares        pound sterling 6,812,371
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

Candover 1997 US No 3 Limited          34,186 A Ordinary Shares        pound sterling 3,422,842
Partnership, 20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited

RBS Mezzanine Limited, 42 St           16,715 A Ordinary Shares         pound sterling 983,285
Andrew Square, Edinburgh EH2 2YE

John Urquhart, 975 Hamilton            4,282 A Ordinary Shares                  Nil
Avenue, Palo  Alto, CA94301,
United States

                                   Schedule 5

                              Conditions precedent

1.      The Investors' Agent having received all of the following:

1.1 a certified true copy of the Merger Documents (and of all agreements, indemnities, deeds and documents to be executed and/or delivered in terms thereof) all as duly executed; and

1.2 evidence that there have been duly passed resolutions of the Company in the Agreed Terms, inter alia, creating and authorising the allotment of the Subscription Shares, adopting the Articles as the articles of association of the Company and adopting the New Loan Stock Instrument.

2. The Minimum Condition (as such term is defined in the Merger Agreement) having been satisfied in terms of the Merger Agreement.

3. The Company having confirmed (acting reasonably, in good faith and after consultation with the Investors' Agent) to the Investors' Agent that all conditions set out in Annex A of the Merger Agreement have been satisfied or (with the consent of the Investors' Agent) waived.

4. The Company having confirmed (acting reasonably, in good faith and after consultation with the Investors' Agent) to the Investors' Agent that no event has occurred which has had a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

5. The Facility Agreement having become unconditional in all respects except insofar as it is conditional upon this Agreement having become unconditional and there having been no waiver, modification or variation of its terms or conditions nor any waiver or consent granted thereunder in any case without the prior written consent of the Investors' Agent.

Signed as a deed for and on behalf of         )     /s/ Walter Nimmo
Inveresk Research Group Limited               )     .......................................
by Walter Nimmo, Director                     )     Director
and Stewart Leslie, Director                  )
                                                    /s/ Stewart Leslie
                                                    .......................................
                                                    Director

                                                    /s/ Walter Nimmo
Signed as a deed by Walter Nimmo              )     .......................................
in the presence of this witness:              )     Walter Nimmo

             /s/ Ewan Gilchrist
Witness     ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

                                                    /s/ Walter Nimmo
Signed as a deed by Ian Sword                 )     .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

             /s/ Ewan Gilchrist
Witness     ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor
                                                    /s/ Stewart Leslie
Signed as a deed by Stewart Leslie            )     .......................................
in the presence of this witness:              )     Stewart Leslie

             /s/ Ewan Gilchrist
Witness     ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Brian Bathgate            )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Alastair McEwan           )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Norma Kellet              )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, her attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Doreen Davidson           )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, her attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Brian Cameron             )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Malcolm Macnaughton       )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Steve Freestone           )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed by Alan Johnston             )     /s/ Walter Nimmo
                                                    .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

Witness     /s/ Ewan Gilchrist
            ..............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

                                                          /s/ Walter Nimmo
Signed as a deed by Duncan Lawrence           )     .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

            /s/ Ewan Gilchrist
Witness     .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor
                                                           /s/ Walter Nimmo
Signed as a deed by Rick Greenough            )     .......................................
by Walter Nimmo, his attorney                 )     Attorney
in the presence of this witness:              )

            /s/ Ewan Gilchrist
Witness     .............................

Full Name   Ewan Caldwell Gilchrist

Address     11 Walker Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )            /s/ Ian James Gray
Candover Investments PLC                      )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

            /s/ Graeme Sloan
Witness     .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )            /s/ Ian James Gray
Candover (Trustees) Limited                   )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

             /s/ Graeme Sloan
Witness     ..............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )            /s/ Ian James Gray
Candover 1997 UK No.1 Limited Partnership     )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

             /s/ Graeme Sloan
Witness     ..............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )            /s/ Ian James Gray
Candover 1997 UK No 2 Limited Partnership     )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

              /s/ Graeme Sloan
Witness     ..............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )     /s/ Ian James Gray
Candover 1997 US No 1 Limited Partnership     )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

Witness     /s/ Graeme Sloan
            .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor


Signed as a deed for and on behalf of         )     /s/ Ian James Gray
Candover 1997 US No 2 Limited Partnership     )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

Witness     /s/ Graeme Sloan
            .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor


Signed as a deed for and on behalf of         )     /s/ Ian James Gray
Candover 1997 US No 3 Limited Partnership     )     .......................................
acting by Ian James Gray as their attorney    )     Attorney
in the presence of this witness:              )

Witness     /s/ Graeme Sloan
            .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Signed as a deed for and on behalf of         )     /s/ Ian James Gray
RBS Mezzanine Limited                         )     .......................................
acting by             as its attorney         )      Attorney
in the presence of this witness:              )

Witness     /s/ Graeme Sloan
            .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor


Signed as a deed for and on behalf of         )     /s/ Ian James Gray
John Urquhart acting by Ian James Gray as his )     .......................................
attorney in the presence of this witness:     )     Attorney

Witness     /s/ Graeme Sloan
            .............................

Full Name   Graeme Eoghan Campbell Sloan

Address     3 Glenfinlas Street

            Edinburgh

            Solicitor

Contents                                                                                   Page
--------                                                                                   ----

1.          Interpretation                                                                    1
2.          Conditions precedent                                                              4
3.          Completion and subsequent matters                                                 4
4.          Fees and expenses                                                                 5
5.          Notices                                                                           6
6.          Counterparts                                                                      6
7.          Applicable law                                                                    6

Schedules
---------

Schedule 1     The Existing Manager
Schedule 2     The Investors
Schedule 3     Pre-Completion Shareholdings
Schedule 4     Post-Completion Shareholdings
Schedule 5     Conditions precedent


Agreed form of Documents
------------------------

1.      Accountants' Report
2.      Articles
3.      CCRW Due Diligence Report
4.      Environmental Report
5.      Facility Agreement
6.      Insurance Report
7.      Merger Agreement
8.      New Loan Stock Instrument
9.      Market Report
10.     Pensions Report
11.     Stockholders Agreement
12.     Resolutions (clause 1.2)